Exhibit 99.1

Bar Harbor Bankshares Reports Third Quarter Results; Declares Dividend

BAR HARBOR, MAINE – October 21, 2021 - Bar Harbor Bankshares (NYSE American: BHB) reported third quarter 2021 net income of $11.0 million or $0.73 per diluted share, up from $8.4 million or $0.56 per diluted share in the same quarter of 2020.  Core earnings (non-GAAP) were also $11.0 million or $0.73 per diluted share in the third quarter of 2021, compared to $9.2 million, or $0.61 per share for the same period of 2020.

THIRD QUARTER HIGHLIGHTS (ratios compared to the third quarter 2020)

●	1.16% return on assets, for both GAAP and non-GAAP measures
●	10% annualized commercial loan growth, excluding Paycheck Protection Program (PPP) loans
●	32% annualized core deposit growth
●	3.02% net interest margin (NIM) compared to 2.90%
●	15% increase in fee income, excluding mortgage banking income and security gains
●	Bar Harbor Bank & Trust named as America’s Best Bank in Maine by Newsweek Magazine

President and Chief Executive Officer, Curtis C. Simard stated, “Core earnings per share (non-GAAP) in the third quarter 2021 grew 20% over the same quarter of 2020.  Our core return on assets in the third quarter was 1.16% compared to 0.96% in the third quarter of 2020, evidencing continued execution of our strategies that balance growth with earnings.  This is indicative of the strength in our core businesses and the results of the strategic initiatives we have been undertaking.  The momentum we’ve seen in each area affords us flexibility with diverse revenue streams to support our operations, even in uncertain economic environments.”

“While fee income and efficiency improvements contributed to greater core profitability, the quarterly results also benefited from a 13 basis point expansion in the margin to 2.99% compared with 2.86% in the second quarter 2021 on a normalized basis (excluding PPP and excess cash effects).  This improvement is a direct result of increased core funding as we gain market share and reduce our reliance on wholesale borrowings.  As of September 30, 2021, our wholesale borrowings as a percentage of funding was 9%, down from 23% in the prior year.”

Mr. Simard stated, “Our commercial teams continue to deliver strong commercial loan growth despite the competitive landscape in our footprint.  The majority of the commercial real estate loan growth this quarter came from new multi-family residential and light industrial & manufacturing relationships with proven operators.  Risk management remains at the forefront of all that we do.  We saw yields bottoming out on residential loans this quarter and were able to increase contractual rates at times.  Given the overall interest rate risk position of our balance sheet and this recent rate increase, we strategically directed more of our residential mortgage production on balance sheet versus selling it in the secondary market.”

“We also executed another delever and security remix strategy during the third quarter, prepaying $89 million of FHLB borrowings and selling $44 million of credit sensitive municipal and corporate bonds.  The additional purchase of securities was completed subsequent to quarter end, earlier in October.  This transaction is expected to expand the NIM by 12 basis points and will be accretive to earnings by $0.02 on a quarterly basis.”

Mr. Simard commented, “We continue to build long term shareholder value while providing a favorable dividend rate relative to community banking.  The Company’s return on equity for the third quarter rose to 10.38% from 8.25% in the same quarter of 2020.  A clear path to equity preservation is strong credit quality.  We remain committed to our underwriting standards evidenced by further improvement in past-due accounts, non-accruals and a near zero net-charge-off ratio.”

Mr. Simard concluded, “While our financial results for the quarter and our overall performance thus far in the year speak to the soundness of our strategy, we are thrilled to be named by Newsweek Magazine as one of "America's Best Banks."  Best Bank winners were selected from over 2,500 financial institutions and assessed on more than 30 separate factors including the overall health of the bank, customer

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service performance and features, digital and branch presence, account and loan options, interest rate offerings, and fees. This award acknowledges that our strategy is resonating with customers.  I am proud of our employees and congratulate them on earning this great award.”

DIVIDEND DECLARED

The Board of Directors voted to declare a cash dividend of $0.24 per share to shareholders of record at the close of business on November 17, 2021, payable on December 17, 2021.  This dividend equates to a 3.42% annualized yield based on the $28.05 closing price of the Company's common stock at the end of the third quarter of 2021.

FINANCIAL CONDITION

Total assets were $3.7 billion at the end of the third quarter.  Bar Harbor Bankshares (the “Company”) executed a balance sheet delever and security remix strategy where $89.0 million of Federal Home Loan Bank advances were prepaid and $43.5 million of securities were sold to reduce credit risk exposure while generating gains.  The replenishment of those securities is expected to be fulfilled early in the fourth quarter 2021.

Loans were $2.5 billion at the end of the third quarter reflecting growth of $18.6 million or 3% on an annualized basis. Excluding PPP loans, commercial loans increased $38.0 million led by two new relationships totaling $21.2 million as well as the deepening of existing commercial relationships. PPP loan balances totaled $24.2 million at quarter-end, consisting of $24.1 million of 2021 originations and $145 thousand from 2020.  Unearned deferred fees on PPP loans totaled $1.2 million at the end of the quarter and are expected to be mostly recognized by year-end 2021.  COVID loan modifications totaled $4.7 million, down from $19.0 million at the end of the second quarter 2021.  Total residential loans increased $26.9 million from the end of the second quarter 2021, which primarily included $39.0 million of originations that were strategically put on the balance sheet when rates were higher in the quarter.

The allowance for credit losses was $22.4 million for the third quarter. As economic forecasts continue to improve the Company maintains its disciplined approach to credit quality with an allowance to total loans coverage ratio of 0.89%.  Net charge-offs totaled $193 thousand, or 0.03% of the total loan portfolio, and non-accruing loans decreased to $12.2 million from $13.6 million at the end of the second quarter 2021. The ratio of accruing past due loans to total loans improved to 0.12% of total loans from 0.15% at the end of the second quarter 2021 and 0.58% at year-end 2020.

Total deposits increased $184.8 million to $3.0 billion during the quarter, due to significant core deposit growth. Core deposits grew $186.3 million, or 32% on an annualized basis, during the quarter as over 800 new customer accounts were opened.  As a result the loan to deposit ratio improved to 84% from 89% at the end of the second quarter 2021. Time deposits decreased $1.5 million during the quarter as customers continue to move funds to transactional accounts upon contractual maturity.

The Company’s book value per share was $27.92 at September 30, 2021, compared with $27.64 at the end of the second quarter 2021. Tangible book value per share (non-GAAP measure) was $19.48 at the end of the third quarter 2021, compared to $19.17 at the end of the second quarter 2021, an annualized growth rate of 6%.  Other comprehensive income included unrealized gains on securities totaling $4.4 million in the third quarter 2021 compared to $7.2 million at the end of the second quarter 2021.

RESULTS OF OPERATIONS

Net income in the third quarter 2021 was $11.0 million, or $0.73 per share, compared to $8.4 million, or $0.56 per share, in the same quarter of 2020.  Net income improved on higher fee income and fees from PPP loans in the quarter.  PPP loan fees contributed $0.13 to earnings per share in the third quarter of 2021 and $0.06 in the same period of 2020.  Core earnings (non-GAAP) totaled $11.0 million or $0.73 per share, compared to $9.2 million, or $0.61 per share, in the same quarter of 2020.  Non-core items (non-GAAP) netted to an insignificant amount in the third quarter 2021 and reduced net income by $781 thousand in the same period of 2020.

Net interest margin was 3.02% compared to 2.90% in the same period of 2020. Acceleration of PPP loan fee amortization due to forgiveness contributed 28 basis points to NIM in the third quarter 2021 and 1 basis point in the same period of 2020.  Interest-bearing cash balances, held mostly at the Federal Reserve Bank, reduced NIM by 26 basis points in the quarter and 8 basis points in the third quarter 2020.  The yield on earning assets totaled 3.41% compared to 3.57% in the third quarter 2020.  Excluding the impact of PPP and excess cash, the yield on earning assets totaled 3.42% and 3.67% for the same periods. The yield on loans was 3.98% in the third quarter 2021, 3.70% in the second quarter 2021 and 3.81% in the third quarter of 2020. Excluding PPP loans the yield on loans was 3.62% in the third quarter of 2021, 3.64% in the second quarter of 2021 and 3.83% in the third quarter 2020.  Costs of funds decreased to 0.50% from 0.82% in the third quarter 2020 due to lower deposit rates and reduced wholesale borrowings.

The provision for credit losses for the quarter was a benefit of $174 thousand, compared to an expense of $1.8 million in the third quarter of 2020.  The provision recapture in the third quarter 2021 is attributable to continued strong credit quality and improving economic forecasts.

BHB - Bar Harbor Bankshares	Page 2	www.barharbor.bank

Non-interest income in the third quarter 2021 was $11.4 million, compared to $10.1 million in the same quarter of 2020.   The increase was due to higher customer service fees, wealth management income, and a gain on securities sales. Customer service fees were $3.5 million in the third quarter compared to $2.9 million in the same period of 2020. The increase is due to over 800 new accounts that were opened during the quarter and a higher volume of customer activity and transactions. Wealth management income increased 10% over the same quarter of 2020 to $3.9 million with assets under management of $2.4 billion compared to $2.1 billion in the same period of 2020.  The Company sold securities resulting in a $1.9 million gain as part of the aforementioned remix strategy.  Mortgage banking activities contributed $850 thousand, compared to $2.6 million in the same period of 2020. The Company took advantage of volatility in the yield curve in the third quarter and put residential mortgages on the balance sheet when rates were higher and sold loans in the secondary market when rates were low.

Non-interest expense was $23.4 million in the third quarter 2021 from $22.4 million in the same quarter of 2020.  Salaries and benefits expense decreased to $11.7 million compared to $11.8 million in the same quarter of 2020, reflecting full-time equivalents of 428 compared to 457 in the third quarter of 2020.  Non-core expenses (non-GAAP) in the third quarter 2021 totaled $1.9 million and were mostly made up of the $1.8 million prepayment penalty on debt extinguishment. In the same quarter of 2020 non-core expenses (non-GAAP) totaled $1.0 million and included costs to consolidate our wealth management systems. The efficiency ratio for the third quarter was 59.18% compared to 59.47% in the same period of 2020. Excluding the effects of PPP the efficiency ratio was 63.35% and 61.30% for the same respective periods.

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BACKGROUND

Bar Harbor Bankshares (NYSE American: BHB) is the parent company of its wholly-owned subsidiary, Bar Harbor Bank & Trust. Founded in 1887, Bar Harbor Bank & Trust is a true community bank serving the financial needs of its clients for over 130 years. Bar Harbor provides full-service community banking with office locations in all three Northern New England states of Maine, New Hampshire and Vermont. For more information, visit www.barharbor.bank.

FORWARD LOOKING STATEMENTS

Certain statements under the headings "THIRD QUARTER HIGHLIGHTS", “FINANCIAL CONDITION” and “RESULTS OF OPERATIONS” contained in this document, that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this earnings release the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," "target" and similar expressions are intended to identify forward-looking statements, but these terms are not the exclusive means of identifying forward-looking statements. These forward-looking statements are subject to significant risks, assumptions and uncertainties, including among other things, changes in general economic and business conditions, increased competitive pressures, changes in the interest rate environment, legislative and regulatory change, changes in the financial markets, and other risks and uncertainties disclosed from time to time in documents that the Company files with the Securities and Exchange Commission, including but not limited to those discussed in the section titled "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any subsequently filed Quarterly Reports on Form 10-Q. Because of these and other uncertainties, the Company’s actual results, performance or achievements, or industry results, may be materially different from the results indicated by these forward-looking statements. In addition, the Company’s past results of operations do not necessarily indicate future results. You should not place undue reliance on any of the forward-looking statements, which speak only as of the dates on which they were made. The Company is not undertaking an obligation to update forward-looking statements, even though its situation may change in the future, except as required under federal securities law. The Company qualifies all of its forward-looking statements by these cautionary statements.

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NON-GAAP FINANCIAL MEASURES

This document contains certain non-GAAP financial measures in addition to results presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These non-GAAP measures are intended to provide the reader with additional supplemental perspectives on operating results, performance trends, and financial condition. Non-GAAP financial measures are not a substitute for GAAP measures; they should be read and used in conjunction with the Company's GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is provided below. In all cases, it should be understood that non-GAAP measures do not depict amounts that accrue directly to the benefit of shareholders. An item which management excludes when computing non-GAAP core earnings can be of substantial importance to the Company's results for any particular quarter or year. The Company's non-GAAP core earnings information set forth is not necessarily comparable to non-GAAP information which may be presented by other companies. Each non-GAAP measure used by the Company in this report as supplemental financial data should be considered in conjunction with the Company's GAAP financial information.

The Company utilizes the non-GAAP measure of core earnings in evaluating operating trends, including components for core revenue and expense. These measures exclude amounts which the Company views as unrelated to its normalized operations, including gains/losses on securities, premises, equipment and other real estate owned, acquisition costs, restructuring costs, legal settlements, and systems conversion costs. Non-GAAP adjustments are presented net of an adjustment for income tax expense.

The Company also calculates core earnings per share based on its measure of core earnings. The Company views these amounts as important to understanding its operating trends, particularly due to the impact of accounting standards related to acquisition activity. Analysts also rely on these measures in estimating and evaluating the Company's performance. Management also believes that the computation of non-GAAP core earnings and core earnings per share may facilitate the comparison of the Company to other companies in the financial services industry. The Company also adjusts certain equity related measures to exclude intangible assets due to the importance of these measures to the investment community.

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CONTACTS

Josephine Iannelli; EVP, Chief Financial Officer & Treasurer; (207) 288-3314

TABLE
INDEX	CONSOLIDATED FINANCIAL SCHEDULES (UNAUDITED)

A	Selected Financial Highlights
B	Balance Sheets
C	Loan and Deposit Analysis
D	Statements of Income
E	Statements of Income (Five Quarter Trend)
F	Average Yields and Costs
G	Average Balances
H	Asset Quality Analysis
I	Reconciliation of Non-GAAP Financial Measures (Five Quarter Trend) and Supplementary Data

BHB - Bar Harbor Bankshares	Page 6	www.barharbor.bank

BAR HARBOR BANKSHARES

SELECTED FINANCIAL HIGHLIGHTS - UNAUDITED

	At or for the Quarters Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2021	2021	2021	2020	2020
PER SHARE DATA
Net earnings, diluted	$0.73	$0.60	$0.63	$0.58	$0.56
Core earnings, diluted (1)	0.73	0.63	0.68	0.62	0.61
Total book value(6)	27.92	27.64	27.10	27.29	26.74
Tangible book value (1) (6)	19.48	19.17	18.61	18.77	18.21
Market price at period end	28.05	28.62	29.42	22.59	20.55
Dividends	0.24	0.24	0.22	0.22	0.22

PERFORMANCE RATIOS (2)
Return on assets	1.16%	0.97%	1.03%	0.92%	0.88%
Core return on assets (1)	1.16	1.01	1.11	0.98	0.96
Pre-tax, pre-provision return on assets	1.43	1.13	1.22	1.30	1.29
Core pre-tax, pre-provision return on assets (1)	1.43	1.18	1.32	1.38	1.39
Return on equity(6)	10.38	8.77	9.45	8.42	8.25
Core return on equity (1) (6)	10.39	9.14	10.14	8.99	9.02
Return on tangible equity(6)	15.08	12.91	14.01	12.52	12.32
Core return on tangible equity (1) (6)	15.09	13.45	15.01	13.33	13.44
Net interest margin, fully taxable equivalent (FTE) (1) (3)	3.02	2.74	2.88	3.02	2.90
Core net interest margin (1) (4)	2.75	2.67	2.78	2.79	2.89
Efficiency ratio (1)	59.18	63.45	61.95	61.98	59.47

FINANCIAL DATA (In millions)
Total assets(6)	$3,738	$3,639	$3,730	$3,724	$3,861
Total earning assets (5)	3,394	3,282	3,381	3,371	3,505
Total investments	556	636	641	599	619
Total loans	2,534	2,516	2,551	2,563	2,685
Allowance for credit losses	22	23	24	19	18
Total goodwill and intangible assets	126	127	127	127	127
Total deposits	3,007	2,822	2,912	2,906	2,935
Total shareholders' equity(6)	418	414	405	407	399
Net income	11	9	9	9	8
Core earnings (1)	11	9	10	9	9

ASSET QUALITY AND CONDITION RATIOS
Net charge-offs (current quarter annualized)/average loans	0.03%	0.01%	0.03%	0.03%	0.06%
Allowance for credit losses/total loans	0.89	0.91	0.93	0.74	0.67
Loans/deposits	84	89	88	88	91
Shareholders' equity to total assets(6)	11.19	11.37	10.86	10.93	10.34
Tangible shareholders' equity to tangible assets(6)	8.08	8.17	7.72	7.78	7.27

(1)	Non-GAAP financial measure. Refer to the Reconciliation of Non-GAAP Financial Measures in table I for additional information.
(2)	All performance ratios are based on average balance sheet amounts, where applicable.
(3)	Fully taxable equivalent considers the impact of tax-advantaged investment securities and loans.
(4)	Core net interest margin excludes Paycheck Protection Program loans.
(5)	Earning assets includes non-accruing loans and interest-bearing deposits with other banks. Securities are valued at amortized cost.
(6)	Prior quarters have been revised for derivatives that were incorrectly presented as assets instead of liabilities and related equity effects net of tax.

A

BAR HARBOR BANKSHARES

CONSOLIDATED BALANCE SHEETS - UNAUDITED

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(in thousands)	2021	2021	2021	2020	2020
Assets
Cash and due from banks	$39,081	$41,440	$39,039	$27,566	$22,722
Interest-bearing deposits with other banks	302,118	132,278	184,473	198,441	192,935
Total cash and cash equivalents	341,199	173,718	223,512	226,007	215,657

Securities available for sale	545,327	621,849	626,403	585,046	604,529
Federal Home Loan Bank stock	10,192	14,145	14,826	14,036	13,975
Total securities	555,519	635,994	641,229	599,082	618,504

Loans held for sale	7,505	7,942	10,148	23,988	23,721

Total loans	2,534,154	2,515,560	2,551,064	2,562,885	2,684,970
Less: Allowance for credit losses	(22,448)	(22,815)	(23,653)	(19,082)	(17,907)
Net loans	2,511,706	2,492,745	2,527,411	2,543,803	2,667,063

Premises and equipment, net	50,070	51,119	52,253	52,458	51,424
Other real estate owned	—	—	—	—	1,983
Goodwill	119,477	119,477	119,477	119,477	119,477
Other intangible assets	6,966	7,198	7,431	7,670	7,913
Cash surrender value of bank-owned life insurance	79,380	78,886	78,388	77,870	77,388
Deferred tax asset, net(1)	5,811	4,902	5,761	3,047	3,797
Other assets(1)	60,712	67,064	64,479	70,873	74,400
Total assets(1)	$3,738,345	$3,639,045	$3,730,089	$3,724,275	$3,861,327

Liabilities and shareholders' equity
Demand and other non-interest bearing deposits	$664,395	$599,598	$586,487	$544,636	$515,064
NOW deposits	888,021	802,681	761,817	738,849	706,048
Savings deposits	605,977	578,361	560,095	521,638	511,938
Money market deposits	379,651	371,075	365,507	402,731	388,356
Time deposits	469,221	470,758	638,436	698,361	813,509
Total deposits	3,007,265	2,822,473	2,912,342	2,906,215	2,934,915

Senior borrowings	190,267	279,991	292,210	276,062	385,472
Subordinated borrowings	60,083	60,042	60,003	59,961	59,920
Total borrowings	250,350	340,033	352,213	336,023	445,392

Other liabilities(1)	62,295	62,779	60,354	74,972	81,849
Total liabilities(1)	3,319,910	3,225,285	3,324,909	3,317,210	3,462,156

Total shareholders’ equity(1)	418,435	413,760	405,180	407,065	399,171
Total liabilities and shareholders' equity(1)	$3,738,345	$3,639,045	$3,730,089	$3,724,275	$3,861,327

Net shares outstanding	14,987	14,972	14,950	14,916	14,929

(1)	Prior quarters have been revised for derivatives that were incorrectly presented as assets instead of liabilities and related equity effects net of tax.

B

BAR HARBOR BANKSHARES

CONSOLIDATED LOAN & DEPOSIT ANALYSIS - UNAUDITED

LOAN ANALYSIS

						Annualized
						Growth %
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Quarter	Year to
(in thousands)	2021	2021	2021	2020	2020	End	Date
Commercial real estate	$1,170,372	$1,135,857	$1,118,669	$1,084,381	$1,045,635	12%	11%
Commercial and industrial	331,091	327,729	317,500	323,864	324,647	4	3
Paycheck Protection Program (PPP)	24,227	65,918	77,878	53,774	131,537	*	(74)
Total commercial loans	1,525,690	1,529,504	1,514,047	1,462,019	1,501,819	(1)	6
Total commercial loans, excluding PPP	1,501,463	1,463,586	1,436,169	1,408,245	1,370,282	10	9

Residential real estate	849,692	822,774	868,084	923,891	997,485	13	(11)
Consumer	100,933	103,589	106,835	113,544	119,340	(10)	(15)
Tax exempt and other	57,839	59,693	62,098	63,431	66,326	(12)	(12)
Total loans	$2,534,154	$2,515,560	$2,551,064	$2,562,885	$2,684,970	3%	(1)%

DEPOSIT ANALYSIS

						Annualized
						Growth %
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Quarter	Year to
(in thousands)	2021	2021	2021	2020	2020	End	Date
Demand	$664,395	$599,598	$586,487	$544,636	$515,064	43%	29%
NOW	888,021	802,681	761,817	738,849	706,048	43	27
Savings	605,977	578,361	560,095	521,638	511,938	19	22
Money market	379,651	371,075	365,507	402,731	388,356	9	(8)
Total non-maturity deposits	2,538,044	2,351,715	2,273,906	2,207,854	2,121,406	32	20
Total time deposits	469,221	470,758	638,436	698,361	813,509	(1)	(44)
Total deposits	$3,007,265	$2,822,473	$2,912,342	$2,906,215	$2,934,915	26%	5%

*Indicates ratios of 100% or greater.

C

BAR HARBOR BANKSHARES

CONSOLIDATED STATEMENTS OF INCOME – UNAUDITED

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except per share data)	2021	2020	2021	2020
Interest and dividend income
Loans	$25,094	$25,918	$72,490	$80,398
Securities and other	3,821	4,557	11,792	15,006
Total interest and dividend income	28,915	30,475	84,282	95,404
Interest expense
Deposits	1,555	3,869	7,109	14,437
Borrowings	1,778	1,941	5,415	7,149
Total interest expense	3,333	5,810	12,524	21,586
Net interest income	25,582	24,665	71,758	73,818
Provision for credit losses	(174)	1,800	(1,428)	4,265
Net interest income after provision for credit losses	25,756	22,865	73,186	69,553
Non-interest income
Trust and investment management fee income	3,868	3,532	11,335	10,060
Customer service fees	3,515	2,886	9,742	8,437
Gain on sales of securities, net	1,930	—	1,980	1,486
Mortgage banking income	850	2,649	4,973	4,230
Bank-owned life insurance income	494	492	1,510	1,525
Customer derivative income	341	316	837	1,417
Other income	352	227	726	1,078
Total non-interest income	11,350	10,102	31,103	28,233
Non-interest expense
Salaries and employee benefits	11,743	11,809	35,275	35,602
Occupancy and equipment	4,029	4,279	12,251	12,559
(Gain) loss on sales of premises and equipment, net	(146)	—	(137)	90
Outside services	547	438	1,512	1,414
Professional services	491	479	1,200	1,488
Communication	188	215	707	698
Marketing	339	300	1,163	970
Amortization of intangible assets	233	256	707	768
Loss on debt extinguishment	1,768	—	1,768	1,351
Acquisition, conversion and other expenses	318	691	1,759	952
Other expenses	3,862	3,952	11,382	11,152
Total non-interest expense	23,372	22,419	67,587	67,044
Income before income taxes	13,734	10,548	36,702	30,742
Income tax expense	2,706	2,146	7,169	6,138
Net income	$11,028	$8,402	$29,533	$24,604

Earnings per share:
Basic	$0.74	$0.56	$1.97	$1.60
Diluted	0.73	0.56	1.96	1.60

Weighted average shares outstanding:
Basic	14,983	15,079	14,961	15,359
Diluted	15,051	15,103	15,035	15,382

D

BAR HARBOR BANKSHARES

CONSOLIDATED STATEMENTS OF INCOME (5 Quarter Trend) - UNAUDITED

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(in thousands, except per share data)	2021	2021	2021	2020	2020
Interest and dividend income
Loans	$25,094	$23,191	$24,205	$26,687	$25,918
Securities and other	3,821	3,992	3,979	4,013	4,557
Total interest and dividend income	28,915	27,183	28,184	30,700	30,475
Interest expense
Deposits	1,555	2,603	2,951	3,606	3,869
Borrowings	1,778	1,826	1,811	1,732	1,941
Total interest expense	3,333	4,429	4,762	5,338	5,810
Net interest income	25,582	22,754	23,422	25,362	24,665
Provision for credit losses	(174)	(765)	(489)	1,360	1,800
Net interest income after provision for credit losses	25,756	23,519	23,911	24,002	22,865
Non-interest income
Trust and investment management fee income	3,868	3,801	3,666	3,318	3,532
Customer service fees	3,515	3,257	2,970	2,890	2,886
Gain on sales of securities, net	1,930	50	—	3,959	—
Mortgage banking income	850	1,553	2,570	2,654	2,649
Bank-owned life insurance income	494	498	518	482	492
Customer derivative income	341	86	410	1,086	316
Other income	352	260	114	334	227
Total non-interest income	11,350	9,505	10,248	14,723	10,102
Non-interest expense
Salaries and employee benefits	11,743	11,356	12,176	13,318	11,809
Occupancy and equipment	4,029	3,894	4,328	4,192	4,279
Loss (gain) on sales of premises and equipment, net	(146)	1	8	(122)	—
Outside services	547	533	432	571	438
Professional services	491	151	558	572	479
Communication	188	198	321	194	215
Marketing	339	534	290	415	300
Amortization of intangible assets	233	233	241	256	256
Loss on debt extinguishment	1,768	—	—	—	—
Acquisition, conversion and other expenses	318	552	889	4,849	691
Other expenses	3,862	4,272	3,248	3,571	3,952
Total non-interest expense	23,372	21,724	22,491	27,816	22,419
Income before income taxes	13,734	11,300	11,668	10,909	10,548
Income tax expense	2,706	2,275	2,188	2,269	2,146
Net income	$11,028	$9,025	$9,480	$8,640	$8,402

Earnings per share:
Basic	$0.74	$0.60	$0.63	$0.58	$0.56
Diluted	0.73	0.60	0.63	0.58	0.56

Weighted average shares outstanding:
Basic	14,983	14,965	14,934	14,909	15,079
Diluted	15,051	15,042	15,007	14,952	15,103

E

BAR HARBOR BANKSHARES

AVERAGE YIELDS AND COSTS (Fully Taxable Equivalent - Annualized) - UNAUDITED

	Quarters Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2021	2021	2021	2020	2020
Earning assets
Interest-bearing deposits with other banks (1)	0.15%	0.09%	0.09%	0.11%	0.09%
Securities available for sale and FHLB stock	2.59	2.66	2.79	2.97	3.04
Loans:
Commercial real estate	3.53	3.54	3.68	3.74	3.81
Commercial and industrial	3.79	3.60	3.86	3.92	4.39
Paycheck protection program	23.28	5.56	8.12	11.56	3.18
Residential real estate	3.64	3.80	3.76	3.74	3.71
Consumer	3.78	3.44	3.56	3.65	3.42
Total loans	3.98	3.70	3.85	4.03	3.81
Total earning assets	3.41%	3.26%	3.46%	3.65%	3.57%

Funding liabilities
Deposits:
NOW	0.13%	0.12%	0.14%	0.15%	0.14%
Savings	0.08	0.10	0.13	0.13	0.13
Money market	0.12	0.12	0.14	0.14	0.16
Time deposits	0.88	1.37	1.44	1.64	1.69
Total interest-bearing deposits	0.27	0.45	0.51	0.61	0.66
Borrowings	2.11	2.12	2.16	1.83	1.60
Total interest-bearing liabilities	0.50%	0.66%	0.72%	0.77%	0.82%

Net interest spread	2.91	2.60	2.74	2.88	2.75
Net interest margin (1)	3.02	2.74	2.88	3.02	2.90
Core net interest margin (2)	2.75	2.67	2.78	2.79	2.89

(1)	Income from interest-bearing deposits with other banks has been separated from securities and restated for prior periods to conform to the current period presentation.
(2)	Core net interest margin excludes Paycheck Protection Program loans.

F

BAR HARBOR BANKSHARES

AVERAGE BALANCES - UNAUDITED

	Quarters Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(in thousands)	2021	2021	2021	2020	2020
Assets
Interest-bearing deposits with other banks (1)	$284,429	$228,825	$176,728	$176,747	$92,066
Securities available for sale and FHLB stock (2)	610,381	635,978	613,459	563,118	627,162
Loans:
Commercial real estate	1,153,813	1,122,831	1,099,937	1,059,574	1,012,194
Commercial and industrial	391,191	378,634	377,176	386,201	399,734
Paycheck protection program	45,835	76,701	65,149	91,109	131,605
Residential real estate	824,686	850,119	916,633	995,173	1,060,084
Consumer	101,545	104,851	109,802	115,876	121,248
Total loans (3)	2,517,070	2,533,136	2,568,697	2,647,933	2,724,865
Total earning assets	3,411,880	3,397,939	3,358,884	3,387,798	3,444,093
Cash and due from banks	38,750	21,414	23,221	22,473	36,521
Allowance for credit losses	(22,607)	(23,419)	(24,822)	(18,690)	(17,028)
Goodwill and other intangible assets	126,556	126,789	127,024	127,264	127,508
Other assets(4)	209,509	223,362	232,475	237,414	223,334
Total assets(4)	$3,764,088	$3,746,085	$3,716,782	$3,756,259	$3,814,428

Liabilities and shareholders' equity
Deposits:
NOW	$860,206	$781,836	$749,100	$713,464	$677,706
Savings	591,440	568,193	541,203	516,266	488,508
Money market	381,755	368,826	378,743	399,543	396,351
Time deposits	471,934	619,454	675,422	734,523	777,424
Total interest-bearing deposits	2,305,335	2,338,309	2,344,468	2,363,796	2,339,989
Borrowings	334,097	345,896	340,209	376,437	481,687
Total interest-bearing liabilities	2,639,432	2,684,205	2,684,677	2,740,233	2,821,676
Non-interest-bearing demand deposits	641,769	591,982	550,657	535,402	507,844
Other liabilities(4)	61,436	57,227	74,778	72,534	79,848
Total liabilities(4)	3,342,637	3,333,414	3,310,112	3,348,169	3,409,368
Total shareholders' equity(4)	421,451	412,671	406,670	408,090	405,060
Total liabilities and shareholders' equity(4)	$3,764,088	$3,746,085	$3,716,782	$3,756,259	$3,814,428

(1)	Total average interest-bearing deposits with other banks is net of Federal Reserve daily cash letter.
(2)	Average balances for securities available-for-sale are based on amortized cost.
(3)	Total average loans include non-accruing loans and loans held for sale.
(4)	Prior quarters have been revised for derivatives that were incorrectly presented as assets instead of liabilities and related equity effects net of tax.

G

BAR HARBOR BANKSHARES

ASSET QUALITY ANALYSIS - UNAUDITED

	At or for the Quarters Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(in thousands)	2021	2021	2021	2020	2020
NON-PERFORMING ASSETS
Non-accruing loans:
Commercial real estate	$3,646	$4,367	$4,664	$4,251	$4,714
Commercial installment	1,163	1,370	1,534	1,466	1,820
Residential real estate	6,311	6,788	6,753	5,729	7,154
Consumer installment	1,087	1,054	1,118	742	720
Total non-accruing loans	12,207	13,579	14,069	12,188	14,408
Other real estate owned	—	—	—	—	1,983
Total non-performing assets	$12,207	$13,579	$14,069	$12,188	$16,391

Total non-accruing loans/total loans	0.48%	0.54%	0.55%	0.48%	0.54%
Total non-performing assets/total assets	0.33	0.37	0.38	0.33	0.42

PROVISION AND ALLOWANCE FOR CREDIT LOSSES
Balance at beginning of period	$22,815	$23,653	$19,082	$17,907	$16,509
Impact of CECL adoption	—	—	5,228	—	—
Charged-off loans	(286)	(239)	(216)	(297)	(439)
Recoveries on charged-off loans	93	166	48	112	37
Net loans charged-off	(193)	(73)	(168)	(185)	(402)
Provision for credit losses	(174)	(765)	(489)	1,360	1,800
Balance at end of period	$22,448	$22,815	$23,653	$19,082	$17,907

Allowance for credit losses/total loans	0.89%	0.91%	0.93%	0.74%	0.66%
Allowance for credit losses/non-accruing loans	184	168	168	157	124

NET LOAN CHARGE-OFFS
Commercial real estate	$(69)	$(105)	$(131)	$63	$(252)
Commercial installment	(24)	(7)	1	(228)	(10)
Residential real estate	13	88	(28)	(21)	1
Consumer installment	(113)	(49)	(10)	1	(141)
Total, net	$(193)	$(73)	$(168)	$(185)	$(402)

Net charge-offs (QTD annualized)/average loans	0.03%	0.01%	0.03%	0.03%	0.06%
Net charge-offs (YTD annualized)/average loans	0.02	0.02	0.03	0.07	0.08

DELINQUENT AND NON-ACCRUING LOANS/ TOTAL LOANS
30-89 Days delinquent	0.09%	0.13%	0.43%	0.58%	0.16%
90+ Days delinquent and still accruing	0.02	0.02	0.01	—	0.08
Total accruing delinquent loans	0.12	0.15	0.44	0.58	0.24
Non-accruing loans	0.48	0.54	0.55	0.48	0.54
Total delinquent and non-accruing loans	0.60%	0.69%	0.99%	1.06%	0.78%

H

BAR HARBOR BANKSHARES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA – UNAUDITED

		At or for the Quarters Ended
		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(in thousands)		2021	2021	2021	2020	2020
Net income		$11,028	$9,025	$9,480	$8,640	$8,402
Non-core items:
(Gain) on sale of securities, net		(1,930)	(50)	—	(3,959)	—
(Gain) loss on sale of premises and equipment, net		(146)	1	8	(122)	—
(Gain) loss on other real estate owned		—	—	—	(11)	335
Loss on debt extinguishment		1,768	—	—	—	—
Acquisition, conversion and other expenses		318	552	889	4,849	691
Income tax expense (1)		(2)	(119)	(213)	(179)	(245)
Total non-core items		8	384	684	578	781
Core earnings (2)	(A)	$11,036	$9,409	$10,164	$9,218	$9,183

Net interest income	(B)	$25,582	$22,754	$23,422	$25,362	$24,665
Non-interest income		11,350	9,505	10,248	14,723	10,102
Total Revenue		36,932	32,259	33,670	40,085	34,767
(Gain) on sale of securities, net		(1,930)	(50)	—	(3,959)	—
Total core revenue (2)	(C)	$35,002	$32,209	$33,670	$36,126	$34,767

Total non-interest expense		23,372	21,724	22,491	27,816	22,419
Non-core expenses:
Gain (loss) on sale of premises and equipment, net		146	(1)	(8)	122	—
Gain (loss) on other real estate owned		—	—	—	11	(335)
Loss on debt extinguishment		(1,768)	—	—	—	—
Acquisition, conversion and other expenses		(318)	(552)	(889)	(4,849)	(691)
Total non-core expenses		(1,940)	(553)	(897)	(4,716)	(1,026)
Core non-interest expense (2)	(D)	$21,432	$21,171	$21,594	$23,100	$21,393

Total revenue		36,932	32,259	33,670	40,085	34,767
Total non-interest expense		23,372	21,724	22,491	27,816	22,419
Pre-tax, pre-provision net revenue		$13,560	$10,535	$11,179	$12,269	$12,348

Core revenue(2)		35,002	32,209	33,670	36,126	34,767
Core non-interest expense(2)		21,432	21,171	21,594	23,100	21,393
Core pre-tax, pre-provision net revenue(2)	(U)	$13,570	$11,038	$12,076	$13,026	$13,374

(in millions)
Average earning assets	(E)	$3,412	$3,398	$3,359	$3,388	$3,444
Average paycheck protection program (PPP) loans	(R)	46	77	65	91	132
Average earning assets, excluding PPP loans	(S)	3,366	3,321	3,294	3,297	3,312
Average assets	(F)	3,764	3,746	3,717	3,756	3,814
Average shareholders' equity(8)	(G)	421	413	407	408	405
Average tangible shareholders' equity (2) (3) (8)	(H)	295	286	280	281	278
Tangible shareholders' equity, period-end (2) (3) (8)	(I)	292	287	278	280	272
Tangible assets, period-end (2) (3) (8)	(J)	3,612	3,512	3,603	3,597	3,734

I

BAR HARBOR BANKSHARES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA – UNAUDITED

		At or for the Quarters Ended
		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(in thousands)		2021	2021	2021	2020	2020
Common shares outstanding, period-end	(K)	14,987	14,972	14,950	14,916	14,929
Average diluted shares outstanding	(L)	15,051	15,042	15,007	14,952	15,103

Core earnings per share, diluted (2)	(A/L)	$0.73	$0.63	$0.68	$0.62	$0.61
Tangible book value per share, period-end (2) (8)	(I/K)	19.48	19.17	18.61	18.77	18.21
Securities adjustment, net of tax (1) (4)	(M)	4,398	7,237	4,510	10,023	11,681
Tangible book value per share, excluding securities adjustment (2) (4) (8)	(I+M)/K	19.19	18.69	18.31	18.09	17.42
Tangible shareholders' equity/total tangible assets (2) (8)	(I/J)	8.08	8.17	7.72	7.78	7.28

Performance ratios (5)
GAAP return on assets		1.16%	0.97%	1.03%	0.92%	0.88%
Core return on assets (2)	(A/F)	1.16	1.01	1.11	0.98	0.96
Pre-tax, pre-provision return on assets		1.43	1.13	1.22	1.30	1.29
Core pre-tax, pre-provision return on assets (2)	(U/F)	1.43	1.18	1.32	1.38	1.39
GAAP return on equity(8)		10.38	8.77	9.45	8.42	8.25
Core return on equity (2) (8)	(A/G)	10.39	9.14	10.14	8.99	9.02
Return on tangible equity(8)		15.08	12.91	14.01	12.52	12.32
Core return on tangible equity (1) (2) (8)	(A+Q)/H	15.09	13.45	15.01	13.33	13.44
Efficiency ratio (2) (6)	(D-O-Q)/(C+N)	59.18	63.45	61.95	61.98	59.47
Net interest margin	(B+P)/E	3.02	2.74	2.88	3.02	2.90
Core net interest margin (2) (7)	(B+P-T)/S	2.75	2.67	2.78	2.79	2.89

Supplementary data (in thousands)
Taxable equivalent adjustment for efficiency ratio	(N)	$576	$586	$595	$542	$570
Franchise taxes included in non-interest expense	(O)	143	128	125	117	121
Tax equivalent adjustment for net interest margin	(P)	421	430	433	396	416
Intangible amortization	(Q)	233	233	241	256	256
Interest and fees on PPP loans	(T)	2,690	1,064	1,304	2,648	1,052

(1)	Assumes a marginal tax rate of 23.71% for 2021 and fourth quarter of 2020 and 23.87% for the first three quarters of 2020.
(2)	Non-GAAP financial measure.
(3)	Tangible shareholders' equity is computed by taking total shareholders' equity less the intangible assets at period-end. Tangible assets is computed by taking total assets less the intangible assets at period-end.
(4)	Securities adjustment, net of tax represents the total unrealized loss on available-for-sale securities recorded on the Company's consolidated balance sheets within total common shareholders' equity.
(5)	All performance ratios are based on average balance sheet amounts, where applicable.
(6)	Efficiency ratio is computed by dividing core non-interest expense net of franchise taxes and intangible amortization divided by core revenue on a fully taxable equivalent basis.
(7)	Core net interest margin excludes Paycheck Protection Program loans.
(8)	Prior quarters have been revised for derivatives that were incorrectly presented as assets instead of liabilities and related equity effects net of tax.

J